                                                                               .
                                                                               .
                                                                               .

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35

It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80
                                                                            1.75                               1.50
                                                                            1.75                               2.00
Nov 02                                                                      1.25                               2.20
                                                                            1.25                               2.40
                                                                            1.25                               2.60
Feb 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.62%           6.06%      6.06%
------------------------------------------------------------------------------
Six-month total return(2)                 1.54%           2.06%      5.06%
------------------------------------------------------------------------------
One-year total return(2)                  0.33%           0.37%      3.34%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.00%           3.94%      4.18%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.73%           5.73%(3)      N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.84%           5.88%(3)    4.86%
------------------------------------------------------------------------------
Commencement date                      09/23/71        09/28/92   08/30/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.65%           5.19%      5.19%
------------------------------------------------------------------------------
SEC Yield(5)                              4.29%           3.76%      3.76%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended February 28, 2003.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of February 28, 2003
- AAA/Aaa............  11.6%   [PIE CHART]
- AA/Aa..............   6.2%
- A/A................  28.5%
- BBB/Baa............  48.7%
- BB/Ba..............   3.6%
- B/B................   0.1%
- Non-Rated..........   1.3%
As of August 31, 2002
- AAA/Aaa............  20.0%   [PIE CHART]
- AA/Aa..............   7.0%
- A/A................  26.0%
- BBB/Baa............  41.9%
- BB/Ba..............   2.7%
- B/B................   0.1%
- Non-Rated..........   2.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Service/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending February 28, 2003)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/02                                                                           $0.0327
10/02                                                                          $0.0327
11/02                                                                          $0.0327
12/02                                                                          $0.0327
1/03                                                                           $0.0327
2/03                                                                           $0.0327

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)



 [BAR GRAPH]

                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
Government Obligations                                                      11.5%                              19.4%
Life Insurance                                                               8.8%                               8.5%
Captive Finance                                                              7.0%                               7.3%
Telecommunications                                                           6.3%                               3.7%
Banking                                                                      5.0%                               4.3%


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. MEMBERS OF THE TEAM(1) INCLUDE GORDON W. LOERY, EXECUTIVE DIRECTOR AND DAVID S. HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   The past six months have been a
constructive period for the investment-grade corporate bond market but with a significant degree of volatility. The period began with falling prices for corporate bonds as investors discounted expectations of continued weakness in the economy and in corporate profits. This resulted in rising yield spreads over Treasuries, a pattern that peaked in mid-October.

    Investors returned to the credit markets after that point and continued to buy through the end of the period, driving prices up and steadily lowering yield spreads. Part of their renewed interest stemmed from greater optimism about the economy. At the same time, investors seeking the relative safety of bonds over stocks were drawn to the higher yields of corporate debt, which was widely viewed as undervalued.

    The corporate bond market was also helped by the perception of stabilization in the crisis of corporate governance that arose from the Enron and WorldCom scandals. By the beginning of the reporting period, both WorldCom and Qwest had fallen out of the investment-grade market and into the high-yield arena. This cleared the investment-grade market of some of the taint of these fallen stars and helped pave the way for an improvement in investor confidence.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0327 per Class A share translates to a distribution rate of 5.65 percent based on the fund's maximum offering price as of February 28, 2003. For the six-month period ended February 28, 2003, the fund generated a total return of 6.62 percent. By comparison, the Lehman Brothers Corporate Bond Index posted a total return of 7.48 percent and the Lipper Corporate BBB-Rated Index posted a total return of 6.44 percent, for the same period.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Corporate Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more that the fund's advisor believes is an appropriate benchmark for the fund. The Lipper Corporate BBB-Rated Index is an index of funds with investment objectives similar to those of this fund. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE FUND?

A   Overall, our strategy was to
position the fund to benefit from an eventual turnaround in the economy. One of the main ways we did this was by purchasing bonds in cyclical sectors such as autos, paper holdings and media, areas we believe are poised to gain once the economy picks up steam.

    While we do anticipate an improvement in the economic climate, it remains unclear when that will actually occur. As a result, we have held the fund's credit quality well above its benchmarks, with 11.6 percent of holdings in securities rated AAA as of the end of the reporting period. These highly-liquid securities serve the double purpose of maintaining the portfolio's high credit quality while offering a ready source of cash for when the market becomes more attractive. At the same time, we kept the portfolio's duration slightly shorter than the benchmarks to limit volatility from any unexpected changes in interest rates.

    We were also able to take advantage of compelling values in the market through fundamental security analysis. In the course of their research, our analysts identified several attractive companies in the financial industry trading at compelling spreads while offering relatively stable credits. Their work led us to add to the fund's holdings of insurance and diversified financial services companies, and by the end of the period, the financial sector was the largest in the portfolio at 23 percent of holdings. We also capitalized on what we determined to be unreasonably low prices in the leisure sector by buying several undervalued hotel and casino companies.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   Again, we cannot be sure exactly
when the economy will recover; however, we do believe it will happen in the near future. Once the issue of Iraq is settled, we anticipate a steadily improving economic environment. This will likely produce higher interest rates, but we expect that the improved profit picture for corporate issuers will result in shrinking yield spreads that will help offset the impact of rising Treasury rates. In the interim, we will continue to monitor the credit markets for compelling investment opportunities for our shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are non-investment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          CORPORATE BONDS  82.6%
          AEROSPACE & DEFENSE  1.2%
$  265    Boeing Capital Corp. ...................       6.500%  02/15/12   $    287,004
   345    Boeing Co. .............................       6.625   02/15/38        363,019
 1,000    Lockheed Martin Corp. ..................       8.200   12/01/09      1,239,654
   225    Lockheed Martin Corp. ..................       7.750   05/01/26        276,347
 1,000    Lockheed Martin Corp. ..................       8.500   12/01/29      1,338,220
 1,610    Raytheon Co.............................       8.300   03/01/10      1,917,343
                                                                            ------------
                                                                               5,421,587
                                                                            ------------
          AUTOMOTIVE  4.5%
   735    Arvinmeritor, Inc. .....................       6.625   06/15/07        735,000
 1,280    Arvinmeritor, Inc. .....................       8.750   03/01/12      1,363,200
   180    Daimler Chrysler NA Holding.............       7.300   01/15/12        203,074
 4,025    Daimler Chrysler NA Holding.............       8.500   01/18/31      4,930,520
 2,410    Dana Corp. .............................       9.000   08/15/11      2,458,200
 1,955    Dana Corp. .............................       7.000   03/01/29      1,524,900
   900    Delphi Corp. ...........................       6.125   05/01/04        931,920
 8,515    Ford Motor Co. .........................       7.450   07/16/31      7,179,175
   305    Hertz Corp. ............................       7.625   08/15/07        310,588
   380    Hertz Corp. ............................       7.400   03/01/11        359,989
                                                                            ------------
                                                                              19,996,566
                                                                            ------------
          BANKING  4.8%
 1,050    Bank One Corp. .........................       7.625   10/15/26      1,302,302
   560    Bank One Corp. .........................       8.000   04/29/27        715,907
 2,210    Citigroup, Inc. ........................       6.000   02/21/12      2,467,021
 3,820    Citigroup, Inc. ........................       5.625   08/27/12      4,122,670
   160    Citigroup, Inc. ........................       6.625   06/15/32        178,351
 5,355    JP Morgan Chase & Co. ..................       6.750   02/01/11      6,002,585
   700    MBNA American Bank NA...................       7.125   11/15/12        753,013
 3,460    MBNA Corp. .............................       6.125   03/01/13      3,524,484
 1,690    Washington Mutual Bank FA...............       5.500   01/15/13      1,793,479
   275    Washington Mutual, Inc. ................       8.250   04/01/10        339,289
                                                                            ------------
                                                                              21,199,101
                                                                            ------------
          BROKERAGE  1.8%
 2,715    Goldman Sachs Group, Inc. ..............       6.875   01/15/11      3,102,390
   945    Goldman Sachs Group, Inc. ..............       6.125   02/15/33        954,043

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          BROKERAGE (CONTINUED)
$2,000    Lehman Brothers Holdings, Inc. .........       8.500%  05/01/07   $  2,376,578
 1,355    Lehman Brothers Holdings, Inc. .........       6.625   01/18/12      1,533,879
                                                                            ------------
                                                                               7,966,890
                                                                            ------------
          BUILDING MATERIALS  1.1%
   745    Centex Corp. ...........................       7.875   02/01/11        869,092
 1,335    Centex Corp. ...........................       7.500   01/15/12      1,530,758
 1,055    Masco Corp. ............................       6.500   08/15/32      1,107,123
 1,160    Mohawk Industries, Inc., Ser D..........       7.200   04/15/12      1,315,315
                                                                            ------------
                                                                               4,822,288
                                                                            ------------
          CAPTIVE FINANCE  6.7%
 1,340    Boeing Capital Corp. ...................       6.100   03/01/11      1,420,228
 2,900    Boeing Capital Corp. ...................       5.800   01/15/13      3,009,980
 5,020    Ford Motor Credit Co. ..................       7.250   10/25/11      4,830,887
 5,220    General Electric Capital Corp. .........       6.750   03/15/32      5,972,891
 2,845    General Motors Acceptance Corp. ........       6.875   09/15/11      2,855,993
 6,300    General Motors Acceptance Corp. ........       8.000   11/01/31      6,345,001
 2,000    Heller Financial, Inc. .................       6.375   03/15/06      2,215,102
 2,500    International Lease Finance Corp. ......       8.375   12/15/04      2,734,335
                                                                            ------------
                                                                              29,384,417
                                                                            ------------
          CONGLOMERATES  1.6%
 2,260    Cooper Industries, Inc. ................       5.250   07/01/07      2,362,310
 4,370    Honeywell International, Inc. ..........       6.125   11/01/11      4,899,102
                                                                            ------------
                                                                               7,261,412
                                                                            ------------
          CONSTRUCTION MACHINERY  0.5%
 2,170    Kennametal, Inc. .......................       7.200   06/15/12      2,326,294
                                                                            ------------

          CONSUMER PRODUCTS  0.6%
 2,295    Monsanto Co. ...........................       7.375   08/15/12      2,582,878
                                                                            ------------

          ELECTRIC  3.4%
 1,140    Cincinnati Gas & Electric Co. ..........       5.700   09/15/12      1,210,899
   945    Columbus Southern Power Co.,
          144A-Private Placement (a)..............       6.600   03/01/33        995,433
 1,495    Detroit Edison Co. .....................       6.125   10/01/10      1,664,382
 1,640    Duquesne Light Co., Ser O...............       6.700   04/15/12      1,871,399
 1,070    Exelon Corp. ...........................       6.750   05/01/11      1,206,510
   605    Florida Power & Light...................       4.850   02/01/13        632,975
 1,250    Niagara Mohawk Power Corp. .............       7.375   08/01/03      1,279,462
 2,457    Niagara Mohawk Power Corp., Ser F.......       7.625   10/01/05      2,736,432

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          ELECTRIC (CONTINUED)
$1,970    PSEG Energy Holdings....................       9.125%  02/10/04   $  2,005,019
 1,400    PSEG Energy Holdings....................       8.625   02/15/08      1,359,603
                                                                            ------------
                                                                              14,962,114
                                                                            ------------
          ENVIRONMENTAL SERVICES  1.8%
 1,185    Republic Services, Inc. ................       6.750   08/15/11      1,329,416
 1,220    Waste Management, Inc. .................       7.000   10/15/06      1,346,412
 1,745    Waste Management, Inc. .................       7.375   08/01/10      1,988,920
 2,600    Waste Management, Inc. .................       7.000   07/15/28      2,748,494
   315    Waste Management, Inc. .................       7.375   05/15/29        349,208
                                                                            ------------
                                                                               7,762,450
                                                                            ------------
          FOOD  1.1%
 2,000    ConAgra Foods, Inc. ....................       7.500   09/15/05      2,246,468
 1,570    Safeway, Inc. ..........................       5.800   08/15/12      1,673,926
 1,000    Smithfield Foods, Inc., Ser B...........       8.000   10/15/09      1,012,500
                                                                            ------------
                                                                               4,932,894
                                                                            ------------
          GAMING  2.3%
 3,515    Harrahs Operating Co., Inc. ............       8.000   02/01/11      3,989,933
 2,260    MGM Mirage, Inc. .......................       8.500   09/15/10      2,452,100
 2,500    Park Place Entertainment Corp. .........       7.950   08/01/03      2,537,500
 1,385    Park Place Entertainment Corp. .........       7.500   09/01/09      1,402,312
                                                                            ------------
                                                                              10,381,845
                                                                            ------------
          HEALTHCARE  3.8%
 4,835    Aetna, Inc. ............................       7.375   03/01/06      5,381,524
 1,085    AmerisourceBergen Corp. ................       8.125   09/01/08      1,177,225
 2,000    HCA, Inc. ..............................       6.910   06/15/05      2,116,536
 1,275    HCA, Inc. ..............................       6.300   10/01/12      1,312,285
 1,590    Tenet Healthcare Corp. .................       7.375   02/01/13      1,609,875
 3,565    Tenet Healthcare Corp. .................       6.875   11/15/31      3,244,150
 1,840    Unitedhealth Group, Inc. ...............       5.200   01/17/07      1,966,185
                                                                            ------------
                                                                              16,807,780
                                                                            ------------
          HOME CONSTRUCTION  1.3%
   680    M.D.C. Holdings, Inc. ..................       7.000   12/01/12        705,500
 4,290    Pulte Homes, Inc. ......................       7.875   08/01/11      4,965,199
                                                                            ------------
                                                                               5,670,699
                                                                            ------------
          INTEGRATED ENERGY  3.0%
 2,685    Conoco, Inc. ...........................       6.950   04/15/29      3,079,596
 2,345    Constellation Energy Group..............       7.600   04/01/32      2,644,665
   125    Devon Financing Corp ULC................       6.875   09/30/11        142,359
 1,315    Devon Financing Corp ULC................       7.875   09/30/31      1,598,895
   540    Kerr-McGee Corp. .......................       5.875   09/15/06        581,456

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          INTEGRATED ENERGY (CONTINUED)
$  945    Kerr-McGee Corp. .......................       6.875%  09/15/11   $  1,054,620
   995    Pemex Project, Inc. ....................       9.125   10/13/10      1,140,519
   930    Sempra Energy...........................       6.000   02/01/13        970,507
 2,000    Tosco Corp. ............................       8.250   05/15/03      2,023,836
                                                                            ------------
                                                                              13,236,453
                                                                            ------------
          LIFE INSURANCE  8.3%
   175    AIG Sunamerica Global Financial,
          144A-Private Placement (a)..............       6.900   03/15/32        205,889
 4,030    Anthem Insurance Cos. Inc., 144A-Private
          Placement (a)...........................       9.125   04/01/10      4,943,359
 1,585    Cigna Corp. ............................       6.375   10/15/11      1,649,487
   330    Hartford Life, Inc. ....................       7.650   06/15/27        379,503
 2,790    Hartford Life, Inc. ....................       7.375   03/01/31      3,100,892
 3,575    Health Net, Inc. .......................       8.375   04/15/11      4,142,277
 6,920    John Hancock Co., 144A-Private Placement
          (a).....................................       7.375   02/15/24      7,654,523
   275    Metropolitan Life Insurance Co.,
          144A-Private Placement (a)..............       7.450   11/01/23        298,050
 1,485    Metropolitan Life Insurance Co.,
          144A-Private Placement (a)..............       7.800   11/01/25      1,723,022
   190    Metropolitan Life, Inc. ................       6.125   12/01/11        211,218
   920    Nationwide Financial Services, Inc. ....       6.250   11/15/11        983,999
 1,150    Nationwide Mutual Insurance Co.,
          144A-Private Placement (a)..............       7.500   02/15/24      1,118,403
   845    Nationwide Mutual Insurance Co.,
          144A-Private Placement (a)..............       8.250   12/01/31        913,602
 1,850    New England Mutual Life Insurance Co.,
          144A-Private Placement (a)..............       7.875   02/15/24      2,094,082
 1,740    Prudential Hldgs, LLC, Ser B,
          144A-Private Placement (a)..............       7.245   12/18/23      2,047,686
 4,415    Prudential Hldgs, LLC, Ser C,
          144A-Private Placement (a)..............       8.695   12/18/23      5,290,578
                                                                            ------------
                                                                              36,756,570
                                                                            ------------
          LODGING  2.4%
 1,950    Hilton Hotels Corp. ....................       7.625   12/01/12      1,895,324
 2,360    Hyatt Equities LLC, 144A-Private
          Placement (a)...........................       6.875   06/15/07      2,397,102
 1,080    Marriott International, Ser D...........       8.125   04/01/05      1,173,271
 1,535    Marriott International, Ser E...........       7.000   01/15/08      1,683,959

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          LODGING (CONTINUED)
$1,005    Starwood Hotels Resorts, 144A-Private
          Placement (a)...........................       7.375%  05/01/07   $    989,925
 2,435    Starwood Hotels Resorts, 144A-Private
          Placement (a)...........................       7.875   05/01/12      2,410,650
                                                                            ------------
                                                                              10,550,231
                                                                            ------------
          MEDIA-CABLE  2.3%
   555    AOL Time Warner, Inc. ..................       7.700   05/01/32        593,248
 1,000    Comcast Cable Communications, Inc. .....       8.125   05/01/04      1,058,754
 1,000    Comcast Cable Communications, Inc. .....       6.375   01/30/06      1,073,740
 1,805    Comcast Cable Communications, Inc. .....       8.375   05/01/07      2,074,467
   465    Comcast Cable Communications, Inc. .....       6.750   01/30/11        504,390
 2,255    Cox Communications, Inc. ...............       7.125   10/01/12      2,570,718
 2,000    TCI Communications, Inc. ...............       9.250   01/15/23      2,099,794
                                                                            ------------
                                                                               9,975,111
                                                                            ------------
          MEDIA-NONCABLE  3.0%
   400    AOL Time Warner, Inc. ..................       6.875   05/01/12        422,694
 2,650    AOL Time Warner, Inc. ..................       7.625   04/15/31      2,806,657
 1,220    Belo Corp. .............................       8.000   11/01/08      1,423,918
 2,500    Clear Channel Communications, Inc. .....       7.250   10/15/27      2,743,507
 3,000    News America Hldg, Inc. ................       8.875   04/26/23      3,690,030
 1,420    News America, Inc. .....................       7.280   06/30/28      1,509,639
   500    Time Warner, Inc. ......................       6.625   05/15/29        473,332
                                                                            ------------
                                                                              13,069,777
                                                                            ------------
          METALS  1.0%
   355    Inco Ltd. (Canada)......................       7.750   05/15/12        404,431
 1,920    Inco Ltd. (Canada)......................       7.200   09/15/32      1,978,595
 1,855    Phelps Dodge Corp. .....................       8.750   06/01/11      2,021,991
                                                                            ------------
                                                                               4,405,017
                                                                            ------------
          NATURAL GAS DISTRIBUTORS  0.3%
 1,410    Consolidated Natural Gas Co., Ser C.....       6.250   11/01/11      1,566,451
                                                                            ------------

          NONCAPTIVE-CONSUMER FINANCE  2.9%
 4,660    American Express Co. ...................       5.500   09/12/06      5,068,132
 1,000    Household Finance Corp. ................       7.875   03/01/07      1,150,086
 4,040    Household Finance Corp. ................       6.750   05/15/11      4,478,332
 1,875    Newcourt Credit Group, Ser B (Canada)...       6.875   02/16/05      1,997,381
                                                                            ------------
                                                                              12,693,931
                                                                            ------------
          PAPER  3.8%
 3,020    Abitibi-Consolidated, Inc. (Canada).....       8.550   08/01/10      3,329,308
   900    Abitibi-Consolidated, Inc. (Canada).....       8.850   08/01/30        953,703

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PAPER (CONTINUED)
$3,855    Bowater Canada Finance (Canada).........       7.950%  11/15/11   $  4,009,300
 1,525    International Paper, Co., 144A-Private
          Placement (a) (b)....................... 5.850/6.100   10/30/12      1,629,807
 1,675    Meadwestvaco Corp. .....................       6.850   04/01/12      1,892,842
 1,310    Sappi Papier Hldg AG, 144A-Private
          Placement (Austria) (a).................       6.750   06/15/12      1,483,909
 3,110    Weyerhaeuser Co. .......................       6.750   03/15/12      3,440,562
                                                                            ------------
                                                                              16,739,431
                                                                            ------------
          PHARMACEUTICALS  1.0%
 2,000    Abbott Laboratories.....................       5.625   07/01/06      2,199,448
 2,000    Eli Lilly & Co. ........................       5.500   07/15/06      2,167,608
                                                                            ------------
                                                                               4,367,056
                                                                            ------------
          PROPERTY & CASUALTY  1.2%
 3,535    Farmers Exchange Capital, 144A-Private
          Placement (a)...........................       7.050   07/15/28      2,623,666
 2,471    Farmers Insurance Exchange Surplus,
          144A-Private Placement (a)..............       8.625   05/01/24      2,017,179
   395    Florida Windstorm Underwriting,
          144A-Private Placement (a)..............       7.125   02/25/19        462,468
                                                                            ------------
                                                                               5,103,313
                                                                            ------------
          RAILROADS  1.4%
 1,500    CSX Corp. ..............................       6.750   03/15/11      1,707,398
 4,000    Union Pacific Corp. ....................       8.350   05/01/25      4,657,348
                                                                            ------------
                                                                               6,364,746
                                                                            ------------
          REAL ESTATE INVESTMENT TRUSTS  2.7%
   120    Boston Properties, Inc., 144A-Private
          Placement (a)...........................       6.250   01/15/13        126,837
 4,035    EOP Operating LP........................       7.500   04/19/29      4,492,016
   705    Istar Financial, Inc. ..................       8.750   08/15/08        760,252
   650    ProLogis................................       5.500   03/01/13        665,800
 3,590    Simon Property Group LP.................       6.375   11/15/07      3,935,875
   470    Simon Property Group LP.................       6.350   08/28/12        510,042
 1,225    Vornado Realty..........................       5.625   06/15/07      1,266,345
                                                                            ------------
                                                                              11,757,167
                                                                            ------------
          REFINING  0.1%
   250    Vintage Petroleum, Inc. ................       7.875   05/15/11        248,750
                                                                            ------------

          RETAIL  3.0%
 2,360    CVS Corp. ..............................       5.500   02/15/04      2,445,892
   465    CVS Corp. ..............................       5.625   03/15/06        507,151

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          RETAIL (CONTINUED)
$  800    CVS Corp., 144A-Private Placement (a)...       3.875%  11/01/07   $    818,114
 2,000    Federated Department Stores, Inc. ......       6.625   09/01/08      2,238,970
 1,500    Federated Department Stores, Inc. ......       6.300   04/01/09      1,640,886
   870    Lowe's Companies, Inc. .................       6.875   02/15/28        995,623
 1,710    Lowe's Companies, Inc. .................       6.500   03/15/29      1,875,855
 1,300    May Department Stores Co. ..............       5.950   11/01/08      1,417,235
   480    May Department Stores Co. ..............       6.700   09/15/28        500,428
   769    May Department Stores Co. ..............       7.875   03/01/30        913,285
                                                                            ------------
                                                                              13,353,439
                                                                            ------------
          SERVICES  0.5%
 2,210    Cendant Corp. ..........................       7.375   01/15/13      2,313,373
                                                                            ------------

          SUPERMARKETS  2.3%
 1,755    Albertson's, Inc. ......................       7.500   02/15/11      2,057,492
   930    Albertson's, Inc. ......................       7.450   08/01/29      1,066,019
 5,580    Kroger Co. .............................       7.500   04/01/31      6,387,108
   400    Kroger Co., Ser B.......................       7.700   06/01/29        462,521
                                                                            ------------
                                                                               9,973,140
                                                                            ------------
          TELECOMMUNICATIONS  6.0%
   425    AT&T Corp. (b).......................... 7.300/7.800   11/15/11        462,168
 4,270    AT&T Corp. (b).......................... 8.000/8.500   11/15/31      4,633,684
 2,850    AT&T Wireless Services, Inc.                   7.875   03/01/11      3,033,526
   680    AT&T Wireless Services, Inc. ...........       8.750   03/01/31        724,851
 1,655    British Telecommunications PLC (United
          Kingdom)................................       8.875   12/15/30      2,145,669
 2,310    Deutsche Telekom International Finance
          (Netherlands)...........................       8.750   06/15/30      2,720,857
 1,500    Sprint Capital Corp. ...................       7.125   01/30/06      1,500,000
 1,000    Sprint Capital Corp. ...................       6.125   11/15/08        935,000
 1,000    Verizon Communications, Inc. ...........       7.510   04/01/09      1,168,975
 4,170    Verizon Communications, Inc. ...........       6.940   04/15/28      4,574,611
 1,500    Verizon Global Funding Corp. ...........       6.750   12/01/05      1,661,279
 2,395    Verizon Global Funding Corp. ...........       7.750   12/01/30      2,903,849
   165    Verizon New England, Inc. ..............       6.500   09/15/11        186,075
                                                                            ------------
                                                                              26,650,544
                                                                            ------------
          TRANSPORTATION SERVICES  0.9%
 3,975    Hertz Corp. ............................       7.625   06/01/12      3,817,022
                                                                            ------------
TOTAL CORPORATE BONDS  82.6%.............................................    364,420,737
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          CONVERTIBLE CORPORATE OBLIGATION  0.1%
          TECHNOLOGY  0.1%
$  600    Solectron Corp. (Convertible into 7,072
          common shares) LYON.....................      *        11/20/20   $    324,000
                                                                            ------------
          MORTGAGE BACKED SECURITIES  1.0%
 1,902    Government National Mortgage Association
          Pool....................................       7.000%  05/15/31      2,022,676
 1,345    World Financial Property, 144A-Private
          Placement (a)...........................       6.910   09/01/13      1,490,098
   735    World Financial Property, 144A-Private
          Placement (a)...........................       6.950   09/01/13        811,212
                                                                            ------------
TOTAL MORTGAGE BACKED SECURITIES.........................................      4,323,986
                                                                            ------------
          GOVERNMENT OBLIGATIONS  11.0%
 1,500    Ontario Province (Canada)...............       7.625   06/22/04      1,618,719
   745    Republic of Columbia (Columbia).........      10.750   01/15/13        762,507
 1,000    Republic of Italy (Italy)...............       5.250   04/05/06      1,081,406
 2,000    Saskatchewan Province (Canada)..........       8.000   07/15/04      2,172,620
 2,000    United Mexican States (Mexico)..........      10.375   02/17/09      2,480,000
 2,665    United Mexican States (Mexico)..........       8.375   01/14/11      3,016,780
   560    United Mexican States (Mexico)..........       8.000   09/24/22        584,640
   700    United Mexican States (Mexico)..........       8.300   08/15/31        744,450
35,300    United States Treasury Bonds............      10.750   05/15/03     35,983,973
                                                                            ------------
TOTAL GOVERNMENT OBLIGATIONS.............................................     48,445,095
                                                                            ------------

          ASSET BACKED SECURITIES  0.5%
   618    Continental Airlines, Inc. .............       6.545   08/02/20        522,079
   177    Continental Airlines, Inc. .............       6.648   03/15/19        147,760
 2,046    Continental Airlines, Inc. .............       6.900   01/02/18      1,725,467
                                                                            ------------
TOTAL ASSET BACKED SECURITIES............................................      2,395,306
                                                                            ------------

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCK  0.0%
OTHER UTILITIES  0.0%
McLeodUSA, Inc. (Warrants of Class A expiring 04/16/07) (c)
  (d).......................................................   970     $        213
                                                                       ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
CONVERTIBLE PREFERRED STOCK  0.0%
TELECOMMUNICATIONS  0.0%
McLeodUSA, Inc., Ser A-Convertible Preferred (c) (d)........   438     $      1,445
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $395,006,936)...............................................    419,910,782
                                                                       ------------

SHORT-TERM INVESTMENTS  3.1%
REPURCHASE AGREEMENT  2.8%
BankAmerica ($12,459,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/03, to be sold
  on 03/03/03 at $12,460,391).......................................     12,459,000
                                                                       ------------

U.S. TREASURY OBLIGATIONS  0.3%
United States Treasury Bill ($500,000 par, yielding 1.556%, 03/27/03
  maturity).........................................................        499,439
United States Treasury Bill ($800,000 par, yielding 1.211%, 07/17/03
  maturity).........................................................        796,305
                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS.....................................      1,295,744
                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $13,754,744)................................................     13,754,744
                                                                       ------------
TOTAL INVESTMENTS  98.3%
  (Cost $408,761,680)...............................................    433,665,526
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.........................      7,625,515
                                                                       ------------
NET ASSETS  100.0%..................................................   $441,291,041
                                                                       ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing security.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

LYON--Liquid Yield Option Note
See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $408,761,680).......................  $433,665,526
Cash........................................................           630
Receivables:
  Interest..................................................     7,941,399
  Fund Shares Sold..........................................     3,088,043
Other.......................................................        86,013
                                                              ------------
    Total Assets............................................   444,781,611
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,408,942
  Fund Shares Repurchased...................................       576,106
  Variation Margin on Futures...............................       455,094
  Income Distributions......................................       355,782
  Distributor and Affiliates................................       265,704
  Investment Advisory Fee...................................       143,418
Accrued Expenses............................................       151,940
Trustees' Deferred Compensation and Retirement Plans........       133,584
                                                              ------------
    Total Liabilities.......................................     3,490,570
                                                              ------------
NET ASSETS..................................................  $441,291,041
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $444,770,494
Net Unrealized Appreciation.................................    23,227,502
Accumulated Undistributed Net Investment Income.............    (4,116,732)
Accumulated Net Realized Loss...............................   (22,590,223)
                                                              ------------
NET ASSETS..................................................  $441,291,041
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $283,330,228 and 42,878,705 shares of
    beneficial interest issued and outstanding).............  $       6.61
    Maximum sales charge (4.75%* of offering price).........           .33
                                                              ------------
    Maximum offering price to public........................  $       6.94
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $129,665,169 and 19,665,876 shares of
    beneficial interest issued and outstanding).............  $       6.59
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,295,644 and 4,291,475 shares of
    beneficial interest issued and outstanding).............  $       6.59
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $12,153,166
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $310,178, $581,537 and $121,872,
  respectively).............................................    1,013,587
Investment Advisory Fee.....................................      878,931
Shareholder Services........................................      431,190
Custody.....................................................       22,651
Trustees' Fees and Related Expenses.........................       12,930
Legal.......................................................        6,255
Other.......................................................      145,849
                                                              -----------
    Total Expenses..........................................    2,511,393
    Less Credits Earned on Cash Balances....................        4,903
                                                              -----------
    Net Expenses............................................    2,506,490
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,646,676
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,033,183)
  Futures...................................................   (2,135,623)
                                                              -----------
Net Realized Loss...........................................   (3,168,806)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,415,201
                                                              -----------
  End of the Period:
    Investments.............................................   24,903,846
    Futures.................................................   (1,676,344)
                                                              -----------
                                                               23,227,502
                                                              -----------
Net Unrealized Appreciation During the Period...............   18,812,301
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,643,495
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $25,290,171
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                       SIX MONTHS ENDED      YEAR ENDED
                                                       FEBRUARY 28, 2003   AUGUST 31, 2002
                                                       -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  9,646,676       $  18,922,120
Net Realized Loss.....................................     (3,168,806)        (12,195,843)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     18,812,301          (6,002,818)
                                                         ------------       -------------
Change in Net Assets from Operations..................     25,290,171             723,459
                                                         ------------       -------------

Distributions from Net Investment Income:
  Class A Shares......................................     (7,854,006)        (14,216,903)
  Class B Shares......................................     (3,122,942)         (5,593,096)
  Class C Shares......................................       (655,090)         (1,108,399)
                                                         ------------       -------------
Total Distributions...................................    (11,632,038)        (20,918,398)
                                                         ------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     13,658,133         (20,194,939)
                                                         ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    130,702,893         191,497,372
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      9,419,834          16,451,045
Cost of Shares Repurchased............................    (94,740,851)       (139,588,118)
                                                         ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     45,381,876          68,360,299
                                                         ------------       -------------
TOTAL INCREASE IN NET ASSETS..........................     59,040,009          48,165,360
NET ASSETS:
Beginning of the Period...............................    382,251,032         334,085,672
                                                         ------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of ($4,116,732) and
  ($2,131,370), respectively).........................   $441,291,041       $ 382,251,032
                                                         ============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                   YEAR ENDED AUGUST 31,
CLASS A SHARES              FEBRUARY 28,   ----------------------------------------------
                                2003       2002 (c)    2001    2000 (a)    1999     1998
                            -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 6.39       $ 6.75    $ 6.43    $ 6.53    $ 7.03   $ 6.97
                               ------       ------    ------    ------    ------   ------
  Net Investment Income....       .17          .37       .41       .43       .43      .45
  Net Realized and
    Unrealized Gain/Loss...       .25         (.33)      .33      (.12)     (.49)     .09
                               ------       ------    ------    ------    ------   ------
Total from Investment
  Operations...............       .42          .04       .74       .31      (.06)     .54
Less Distributions from Net
  Investment Income........       .20          .40       .42       .41       .44      .48
                               ------       ------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 6.61       $ 6.39    $ 6.75    $ 6.43    $ 6.53   $ 7.03
                               ======       ======    ======    ======    ======   ======

Total Return (b)...........     6.62%*       0.54%    12.10%     5.01%    -1.02%    7.89%
Net Assets at End of the
  Period (In millions).....    $283.3       $246.5    $221.4    $167.7    $172.9   $186.0
Ratio of Expenses to
  Average Net Assets (c)...     1.00%        1.03%     1.07%     1.15%     1.08%    1.08%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............     5.14%        5.48%     6.56%     6.80%     6.26%    6.40%
Portfolio Turnover.........       22%*         82%      112%       94%       43%      17%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 6.00% to 5.48%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                   YEAR ENDED AUGUST 31,
CLASS B SHARES               FEBRUARY 28,   ---------------------------------------------
                                 2003       2002 (c)    2001    2000 (a)    1999    1998
                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $ 6.38       $ 6.74    $ 6.42    $6.51     $ 7.01   $6.96
                                ------       ------    ------    -----     ------   -----
  Net Investment Income.....       .15          .32       .37      .39        .38     .41
  Net Realized and
    Unrealized Gain/Loss....       .23         (.33)      .32     (.12)      (.49)    .07
                                ------       ------    ------    -----     ------   -----
Total from Investment
  Operations................       .38         (.01)      .69      .27       (.11)    .48
Less Distributions from Net
  Investment Income.........       .17          .35       .37      .36        .39     .43
                                ------       ------    ------    -----     ------   -----
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 6.59       $ 6.38    $ 6.74    $6.42     $ 6.51   $7.01
                                ======       ======    ======    =====     ======   =====

Total Return (b)............     6.06%*      -0.22%    11.28%    4.34%     -1.78%   6.95%
Net Assets at End of the
  Period (In millions)......    $129.7       $112.3    $ 93.8    $54.5     $ 54.0   $53.8
Ratio of Expenses to Average
  Net Assets (c)............     1.76%        1.78%     1.82%    1.92%      1.86%   1.85%
Ratio of Net Investment
  Income to Average Net
  Assets (c)................     4.38%        4.73%     5.81%    6.03%      5.47%   5.59%
Portfolio Turnover..........       22%*         82%      112%      94%        43%     17%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 21, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                   YEAR ENDED AUGUST 31,
CLASS C SHARES               FEBRUARY 28,   ---------------------------------------------
                                 2003       2002 (c)    2001    2000 (a)    1999    1998
                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $6.38        $ 6.74    $ 6.42    $6.51     $ 7.01   $6.96
                                -----        ------    ------    -----     ------   -----
  Net Investment Income.....      .15           .32       .37      .39        .39     .42
  Net Realized and
    Unrealized Gain/Loss....      .23          (.33)      .32     (.12)      (.50)    .06
                                -----        ------    ------    -----     ------   -----
Total from Investment
  Operations................      .38          (.01)      .69      .27       (.11)    .48
Less Distributions from Net
  Investment Income.........      .17           .35       .37      .36        .39     .43
                                -----        ------    ------    -----     ------   -----
NET ASSET VALUE, END OF THE
  PERIOD....................    $6.59        $ 6.38    $ 6.74    $6.42     $ 6.51   $7.01
                                =====        ======    ======    =====     ======   =====

Total Return (b)............    6.06%*       -0.22%    11.28%    4.34%     -1.78%   6.95%
Net Assets at End of the
  Period (In millions)......    $28.3        $ 23.4    $ 18.9    $12.0     $ 14.3   $ 9.8
Ratio of Expenses to Average
  Net Assets (c)............    1.76%         1.78%     1.84%    1.92%      1.86%   1.85%
Ratio of Net Investment
  Income to Average Net
  Assets (c)................    4.38%         4.73%     5.79%    6.03%      5.47%   5.55%
Portfolio Turnover..........      22%*          82%      112%      94%        43%     17%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $6,463,488 which will expire between August 31, 2008 and 2009.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $411,838,403
                                                                ============
Gross tax unrealized appreciation...........................    $ 26,014,754
Gross tax unrealized depreciation...........................      (4,187,631)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 21,827,123
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended August 31, 2002, was as follows:

                                                                   2002
Distribution paid from:
  Ordinary Income...........................................    $20,898,347
  Long-term capital gain....................................             --
                                                                -----------
                                                                $20,898,347
                                                                ===========

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $796,321

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced by $4,903 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $6,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $19,400 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $361,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $55,500 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $288,066,475, $128,471,251 and
$28,232,768 for Classes A, B and C, respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................   14,508,121    $ 93,667,866
  Class B...............................................    4,491,819      28,920,848
  Class C...............................................    1,256,358       8,114,179
                                                          -----------    ------------
Total Sales.............................................   20,256,298    $130,702,893
                                                          ===========    ============

Dividend Reinvestment:
  Class A...............................................    1,007,902    $  6,522,641
  Class B...............................................      373,575       2,411,962
  Class C...............................................       75,129         485,231
                                                          -----------    ------------
Total Dividend Reinvestment.............................    1,456,606    $  9,419,834
                                                          ===========    ============

Repurchases:
  Class A...............................................  (11,198,910)   $(72,151,675)
  Class B...............................................   (2,809,430)    (18,027,510)
  Class C...............................................     (709,896)     (4,561,666)
                                                          -----------    ------------
Total Repurchases.......................................  (14,718,236)   $(94,740,851)
                                                          ===========    ============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $260,027,643, $115,165,951, and
$24,195,024 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   17,230,700    $ 113,453,070
  Class B...............................................    9,602,063       63,335,340
  Class C...............................................    2,235,298       14,708,962
                                                          -----------    -------------
Total Sales.............................................   29,068,061    $ 191,497,372
                                                          ===========    =============

Dividend Reinvestment:
  Class A...............................................    1,739,745    $  11,443,287
  Class B...............................................      638,312        4,189,631
  Class C...............................................      124,633          818,127
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,502,690    $  16,451,045
                                                          ===========    =============

Repurchases:
  Class A...............................................  (13,203,530)   $ (86,712,392)
  Class B...............................................   (6,551,762)     (43,000,505)
  Class C...............................................   (1,501,806)      (9,875,221)
                                                          -----------    -------------
Total Repurchases.......................................  (21,257,098)   $(139,588,118)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2003 and year ended August 31, 2002, 280,574 and 933,528 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2003 and year ended August 31, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $88,500 and CDSC on redeemed shares of approximately $172,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $115,191,011 and $85,447,636, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in a very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended February 28, 2003, were as follows:

                                                                CONTRACTS
Outstanding at August 31, 2002..............................        641
Futures Opened..............................................      2,169
Futures Closed..............................................     (2,010)
                                                                 ------
Outstanding at February 28, 2003............................        800
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    The futures contracts outstanding as of February 28, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 2 Year Futures, June 2003 (Current
    Notional Value of $215,328 per contract)................      70        $    47,079
SHORT CONTRACTS:
  U.S. Treasury Bonds, June 2003 (Current Notional Value of
    $114,469 per contract)..................................     323           (799,402)
  U.S. Treasury Bonds, March 2003 (Current Notional Value of
    $115,813 per contract)..................................     128           (505,168)
  U.S. Treasury Notes 10 Year Futures, June 2003 (Current
    Notional Value of $115,375 per contract)................      75           (110,011)
  U.S. Treasury Notes 10 Year Futures, March 2003 (Current
    Notional Value of $116,719 per contract)................      27            (55,936)
  U.S. Treasury Notes 5 Year Futures, June 2003 (Current
    Notional Value of $113,703 per contract)................     175           (248,585)
  U.S. Treasury Notes 5 Year Futures, March 2003 (Current
    Notional Value of $114,313 per contract)................       2             (4,321)
                                                                 ---        -----------
                                                                 800        $(1,676,344)
                                                                 ===        ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003, are payments retained by Van Kampen of approximately $493,200, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $56,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,825,100 and $12,100 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
17, 117, 217                                                   Member NASD/SIPC.
CORP SAR 4/03                                                   10236D03-AP-4/03